EXHIBIT 99.2
                                                                    ------------

                                     SLIDE 1

MAF BANCORP, INC.

"PAYING A HIGHER RATE OF ATTENTION"  [LOGO]

                      [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                     SLIDE 2

                          Forward-Looking Information

Information and data contained in this presentation that are not historical facts constitute forward-looking statements (within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended), which involve significant risks and uncertainties. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of invoking these safe harbor provisions. These forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," "plan," or similar expressions. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain and actual results may differ from those predicted. The Company undertakes no obligation to update these forward-looking statements in the future.

Factors which could have a material adverse effect on operations and could affect management's outlook or future prospects of the Company and its subsidiaries include, but are not limited to, higher than expected costs related to the St. Francis transaction, delays in the St. Francis data processing and systems conversions, unanticipated changes in interest rates or flattening of the yield curve, deteriorating economic conditions which could result in increased delinquencies in MAF's loan portfolio, higher than expected overhead, infrastructure and compliance costs needed to support growth in the Company's operations, legislative or regulatory developments, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board, the quality or composition of MAF's loan or investment portfolios, demand for loan products, secondary mortgage market conditions, deposit flows, competition, demand for financial services and residential real estate in MAF's market areas, unanticipated slowdowns in real estate lot sales or problems in closing pending real estate contracts, delays in real estate development projects, the possible short-term dilutive effect of other potential acquisitions, if any, and changes in accounting principles, policies and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.

                      [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 3

                                2004 PROJECTIONS

The Company's projections for 2004 assume balance sheet growth in the 10-12% range. Mortgage loan originations are expected to be significantly lower during the year due to reduced refinancing activity. Due to the market shifting toward adjustable rate loans and increased price competition, the Company expects lower loan sale volumes and reduced margins compared to 2003. Assuming modest Federal Reserve tightening in the second half of 2004 and in light of an expected change in loan mix, management expects the net interest margin to be in a range of 3.00%-3.15%. The Company expects to report continued growth in fee income revenues in 2004 and is currently estimating income from real estate operations in the range of $9.0-$10.5 million for 2004, with the income heavily weighted in the second half of the year. The projections also assume a strong housing purchase market, continued good credit quality, completion of the Company's previously authorized stock buyback program, and successful conversion and integration of St. Francis systems in late May 2004. The majority of expected cost savings related to the St. Francis merger will not begin to be realized until the second half of 2004. Based on these timing expectations and projection of loan originations, loan sales and income from real estate development, management expects that earnings will be stronger in later quarters than in earlier quarters of 2004. Due to the timing of the St. Francis merger, management personnel and infrastructure to accommodate the Company's growth, it is expected that the Company's efficiency ratio will be near 50% in 2004 before trending back down in 2005.

                      [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                     SLIDE 4

MAF Bancorp, Inc.

o        Largest Chicago-based thrift

o        8th largest deposit market share in Chicago area

o        66 branch offices; average branch size of $85 million

o        274,100 households served

o        $8.9 billion in assets

o        $5.6 billion in deposits

o        Market capitalization of $1.5 billion (2/17/04)

All data is as of 12/31/03, unless otherwise indicated.

                      [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                     SLIDE 5

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Number of Households Served

(At Period End)

132,900  139,800  146,600  160,700  166,500  172,300  180,700  274,100
-------  -------  -------  -------  -------  -------  -------  -------
 12/96    12/97    12/98    12/99    12/00    12/01    12/02    12/03

                      [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 6

MARKET AREA

[MAP OF MAF BANCORP, INC.'S BRANCH LOCATIONS APPEARS HERE]

                      [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 7

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Number of Branches

(At Period End)

 13       20       22       24       25       27       32       34       66*
-----    -----    -----    -----    -----    -----    -----    -----    -----
12/95    12/96    12/97    12/98    12/99    12/00    12/01    12/02    12/03

*MAFB: 43; St. Francis: 23

                      [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 8

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Total Assets (Billions)

(At Period End)

       $4.66      $5.20      $5.60        $5.94       $8.93
       -----      -----      -----        -----       -----
       12/99      12/00      12/01        12/02       12/03

                      [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 9

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]


Core Deposits*/Total Deposits

(At Period End)

         45.5%       45.7%       51.8%       56.4%       58.2%
         -----       -----       -----       -----       -----
         12/99       12/00       12/01       12/02       12/03

*Core Deposits include checking, savings and money market accounts

                      [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 10

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Net Interest Margin

         2.73%    2.88%    3.00%    3.08%    2.94%    2.89%    2.92%    3.07%
         -----    -----    -----    -----    -----    -----    -----    -----
         3/02     6/02     9/02     12/02    3/03     6/03     9/03     12/03

                                  Quarter Ended

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 11

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Number of Checking Accounts

(At Period End)

    102,600        115,400        140,600         154,100         230,600*
    -------        -------        -------         -------         --------
     12/99          12/00          12/01           12/02           12/03

*MAFB: 173,300; St. Francis: 57,300

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 12

[PIE CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Non-Interest Income Sources

o        $72 Million for the Twelve Months Ended 12/31/03

Deposit Account Service Fees               34%
Mortgage Banking                           30%
Real Estate Development                    16%
Brokerage Fees                              5%
Other                                      15%

                      [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 13

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Efficiency Ratio

         45.2%    44.6%    47.0%    46.4%    47.7%
         -----    -----    -----    -----    -----
         12/99    12/00    12/01    12/02    12/03

Efficiency ratio is calculated by dividing non-interest expense by the sum of net interest income and non-interest income, excluding net gain/(loss) on sale and writedown of mortgage-backed and investment securities.

                      [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 14

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Return on Average Equity

      15.0%         15.6%         14.8%         15.8%           14.2%
      -----         -----         -----         -----           -----
      12/99         12/00         12/01         12/02           12/03

                      [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 15

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Earnings Per Share by Year

o   12% Annual Growth Rate (1999-2003)

         $2.07    $2.40    $2.56    $3.11    $3.26    $3.52-$3.65
         -----    -----    -----    -----    -----    -----------
         1999     2000     2001     2002     2003        2004
                                                      (Projected)

                      [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 16

[CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Quarterly EPS (1990 - 2003)

o        20% Compounded Annual Growth Rate Since 3/90

       DATE          EPS         DATE           EPS         DATE         EPS
       ----          ---         ----           ---         ----         ---
       3/90         $.07         3/96          $.33         6/02        $.69
       6/90          .15         6/96           .31         9/02         .87
       9/90          .13         9/96           .35        12/02         .85
      12/90          .02         12/96          .37         3/03         .81
       3/91          .15         3/97           .38         6/03         .82
       6/91          .07         6/97           .42         9/03         .79
       9/91          .17         9/97           .39        12/03         .84
      12/91          .15         12/97          .39
       3/92          .17         3/98           .39
       6/92          .18         6/98           .42
       9/92          .22         9/98           .42
      12/92          .23         12/98          .43
       3/93          .28         3/99           .46
       6/93          .24         6/99           .53
       9/93          .25         9/99           .52
      12/93          .27         12/99          .56
       3/94          .26         3/00           .55
       6/94          .19         6/00           .58
       9/94          .22         9/00           .60
      12/94          .34         12/00          .57
       3/95          .25         3/01           .60
       6/95          .33         6/01           .60
       9/95          .32         9/01           .59
      12/95          .31         12/01          .77
                                  3/02          .70

                    (Excludes extraordinary or special items)

                      [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 17

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Annual Cash Dividends

     $0.06       $0.14       $0.15       $0.18       $0.26
     -----       -----       -----       -----       -----
     1994        1995        1996        1997        1998

     $0.34       $0.39       $0.46       $0.60       $0.72       $0.84
     -----       -----       -----       -----       -----       -----
     1999        2000        2001        2002        2003        2004
                                                              (Projected)

                      [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 18

Stock Price Performance

Compounded Annual Growth Rate

One Year                     26%
Three Year                   16%
Five Year                    12%
Ten Year                     18%

Period Ended 12/31/03 (Dividends Reinvested)

                      [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 19

[PIE CHARTS APPEAR HERE WITH THE FOLLOWING PLOT POINTS]

Loan Diversification

(Based on Loans as of 12/31/03)

MAF ONLY                               MAF AND ST. FRANCIS
--------                               -------------------
($5.1 Billion)                         ($6.4 Billion)

1-4 Family                    74%      1-4 Family                    61%
Commercial/Other               5%      Commercial/Other              12%
Multi-Family                   9%      Multi-Family                  10%
C&I                            1%      C&I                            2%
Consumer                      11%      Consumer                      15%

                      [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 20

o        Diversity of Loan Type

o        Customers for Life

o        Numerous Sources of Fee Income



                     [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 21

         Business Banking

o        Direct Connection with Business Customers

o        No Syndicated Loans or National Leases

o        Focus on Lending and Deposit Services

o        High Credit Quality

                      [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 22

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Loan Originations / Loan Sales

(Millions)

Loan Originations
-----------------

             $1,484          $2,828         $3,691          $4,994
             ------          ------         ------          ------
              2000            2001           2002            2003


Loan Sales
----------

               $336          $1,020           $1,315        $1,765
               ----          ------           ------        ------
               2000           2001             2002          2003


                      [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 23

Home Loan Cross Sells - 2003

o        33% - Equity Lines of Credit

o        40% - Checking Accounts

                      [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 24

Loan-Generated Fee Income

o        Mortgage Banking

o        Title Insurance

o        Risk Sharing with Mortgage Insurance Companies

                      [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 25

Mortgage Banking Operation

(Millions)

                                           Year Ended
                                    ------------------------
                                     2002              2003
                                    ------            ------
Gain on Sale of Loans               $ 16.4            $25.9
Loans Sold                          $1,375            $1,765

                      [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 26

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Loan Servicing Portfolio (Millions)

(At Period End)

         $1,227   $785     $1,402   $2,022   $3,330*
         ------   -----    ------   ------   ------
         12/99    12/00    12/01    12/02    12/03

*MAF: $2,468; St. Francis: $862

                      [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 27

Loan-Generated Fee Income

o        Mortgage Banking

o        Title Insurance

o        Risk Sharing with Mortgage Insurance Companies

                      [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 28

Credit Quality - 12/31/03

o        NPL/Total Loans:  .51%

o        Allowance for Loan Losses/NPL:  105.4%

o        Allowance for Loan Losses/Total Loans:  .54%

o        76% of NPL are secured by 1-4 Family Properties

o        2003 Net Charge-Offs:  $299,000

                      [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 29

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Income from Real Estate Operations

(Millions)

          $9.6          $9.5         $11.5         $9.7          $11.3
         -----         -----         -----         -----         -----
         12/99         12/00         12/01         12/02         12/03

                                   Year Ended

                      [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 30

                            SPRINGBANK OF PLAINFIELD

           [MAP OF SPRINGBANK OF PLAINFIELD DEVELOPMENT APPEARS HERE]

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                                    SLIDE 31

Company Highlights

o        Growing franchise in attractive markets

o        Strong and varied asset-generation capabilities

o        Excellent credit quality

o        Multiple non-interest income sources

o Solid earnings growth history - 13% compounded annual growth rate over the past 10 year period

                      [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 32

MAF BANCORP, INC.

"PAYING A HIGHER RATE OF ATTENTION" [LOGO]

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 33

This document does not offer to sell any securities of MAF Bancorp and is not soliciting an offer to buy any securities. The information in this material should be read in conjunction with the periodic reports that MAF Bancorp files with the Securities and Exchange Commission.

                      [MAF BANCORP, INC. LOGO APPEARS HERE]